EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906

OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Daniel E. Berce, President and Chief Executive Officer of AmeriCredit Corp. (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 12, 2005

/s/ Daniel E. Berce
Daniel E. Berce President and Chief Executive Officer

CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906

OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Chris A. Choate, Executive Vice President, Chief Financial Officer and Treasurer of AmeriCredit Corp. (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 12, 2005

/s/ Chris A. Choate
Chris A. Choate Executive Vice President, Chief Financial Officer and Treasurer